Royal Sonesta Chase Park Plaza St. Louis, MO THIRD QUARTER 2022 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Exhibit 99.2 Royal Sonesta Cambridge, MA

Table of Contents

SERVICE PROPERTIES TRUST

CORPORATE INFORMATION

- Company Profile 3
- Investor Information 4
- Research Coverage 5

FINANCIALS

- Key Financial Data 6
- Condensed Consolidated Balance Sheets 7
- Condensed Consolidated Statements of Income (Loss) 8
- Calculation of FFO and Normalized FFO 9
- Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re* 10
- Notes to Condensed Consolidated Statements of Income (Loss), and calculations of FFO, Normalized FFO, EBITDA, EBITDA*re*, Adjusted EBITDA*re and* Hotel EBITDA 11
- Debt Summary 12
- Debt Maturity Schedule 13
- Leverage Ratios, Coverage Ratios and Public Debt Covenants 14
- Capital Expenditures and Restricted Cash Activity 15
- Property Acquisitions and Dispositions Information Since January 1, 2022 16

PORTFOLIO INFORMATION

- Portfolio Summary 17
- Consolidated Portfolio Diversification by Industry 18
- Consolidated Portfolio Geographical Diversification 19
- Hotel Portfolio by Brand 20
- Hotel Operating Statistics by Service Level - Comparable Hotels - three months ended September 30, 2022 21
- Hotel Operating Statistics by Service Level - Comparable Hotels - nine months ended September 30, 2022 22
- Hotel Operating Statistics by Service Level - All Hotels - three months ended September 30, 2022 23
- Hotel Operating Statistics by Service Level - All Hotels - nine months ended September 30, 2022 24
- Calculation and Reconciliation of Hotel EBITDA - Comparable Hotels 25
- Calculation and Reconciliation of Hotel EBITDA - All Hotels 26
- Net Lease Portfolio by Brand 27
- Net Lease Portfolio by Industry 28
- Net Lease Portfolio by Tenant (Top 10) 29
- Net Lease Portfolio Expiration Schedule 30
- Net Lease Portfolio Occupancy Summary 31

Non-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS 32

WARNING CONCERNING FORWARD-LOOKING STATEMENTS 34

Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

SVC

Nasdaq Listed

Supplemental Q3 2022 2

Company Profile

SERVICE PROPERTIES TRUST

The Company:

Service Properties Trust, or SVC, we, our or us, is a real estate investment trust, or REIT, with over $11 billion invested in two asset categories: hotels and service-focused retail net lease properties. As of September 30, 2022, SVC owns 242 hotels with over 40,000 guest rooms throughout the United States and in Puerto Rico and Canada, the majority of which are extended stay and select service. As of September 30, 2022, SVC owns 769 retail service-focused net lease properties totaling over 13 million square feet throughout United States. SVC is included in 140 market indices and comprises more than 1% of the following indices as of September 30, 2022: Bloomberg Reit Hotels Index (BBREHOTL), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV), and Invesco S&P SmallCap 600 Equal Weight ETF INAV Index (EWSCIV).

Management:

SVC is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of September 30, 2022, RMR had over $37 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, 2,100 properties and over 38,000 employees. We believe that being managed by RMR is a competitive advantage for SVC because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self-managed.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 964-8389

Stock Exchange Listing:

Nasdaq

Trading Symbol:

Common Shares: SVC

Key Data (as of and for the three months ended September 30, 2022):

(dollars in 000s)

Total properties:		1,011
Hotels		242
Net lease properties		769
Number of hotel rooms/suites		40,563
Total net lease square feet		13,412,371
Q3 2022 Total revenues	$	498,251
Q3 2022 Net income	$	7,500
Q3 2022 Normalized FFO	$	88,458
Q3 2022 Adjusted EBITDA*re*	$	173,455

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Supplemental Q3 2022 4 Board of Trustees Laurie B. Burns Robert E. Cramer Donna D. Fraiche Independent Trustee Independent Trustee Lead Independent Trustee John L. Harrington William A. Lamkin John G. Murray Independent Trustee Independent Trustee Managing Trustee Adam D. Portnoy Chair of the Board & Managing Trustee Senior Management Todd W. Hargreaves Brian E. Donley President and Chief Investment Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Service Properties Trust Financial, investor and media inquiries should be directed to: Two Newton Place Stephen Colbert, Director, Investor Relations at 255 Washington Street/Suite 300 (617) 231-3223, or scolbert@rmrgroup.com. Newton, MA 02458-1634 (t) (617) 964-8389 (email) info@svcreit.com (website) www.svcreit.com Investor Information RETURN TO TABLE OF CONTENTS Sonesta Resort Hilton Head, SC

Research Coverage

SERVICE PROPERTIES TRUST

Equity Research Coverage [1]

B. Riley Securities, Inc.
Bryan Maher
(646) 885-5423
bmaher@brileyfin.com

Oppenheimer & Co. Inc.
Tyler Batory
(212) 667-7230
tyler.batory@opco.com

Wells Fargo Securities
Dori Kesten
(617) 603-4233
dori.kesten@wellsfargo.com

Rating Agencies [1]

Moody's Investors Service
Reed Valutas
(212) 553-4169
reed.valutas@moodys.com

S&P Global
Alan Zigman
(416) 507-2556
alan.zigman@spglobal.com

Senior Unsecured Debt Ratings

Standard & Poor's: B+ (Outlook: Negative)/BB*
Moody's: B1 (Outlook: Negative)/ Ba3*

* BB/ Ba3 rating assigned to guaranteed Senior Unsecured Notes.

(1) SVC is followed by the analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SVC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SVC or its management. SVC does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

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Key Financial Data

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Selected Balance Sheet Data:					
Total gross assets	$ 10,561,906	$ 11,222,613	$ 12,438,367	$ 12,434,974	$ 12,852,602
Total assets	$ 7,632,713	$ 8,331,559	$ 9,017,072	$ 9,153,315	$ 9,334,831
Total liabilities	$ 6,180,795	$ 6,886,687	$ 7,582,773	$ 7,598,009	$ 7,581,089
Total shareholders' equity	$ 1,451,918	$ 1,444,872	$ 1,434,299	$ 1,555,306	$ 1,753,742
Selected Income Statement Data:					
Total revenues	$ 498,251	$ 515,777	$ 393,764	$ 421,375	$ 437,099
Net income (loss)	$ 7,500	$ 11,350	$ (119,822)	$ (198,793)	$ (59,714)
FFO	$ 88,397	$ 87,031	$ (4,831)	$ (8,545)	$ 40,376
Normalized FFO	$ 88,458	$ 89,158	$ (3,409)	$ 27,936	$ 43,781
Adjusted EBITDAre	$ 173,455	$ 181,873	$ 90,106	$ 118,997	$ 137,324
Per Common Share Data (basic and diluted):					
Net income (loss)	$ 0.05	$ 0.07	$ (0.73)	$ (1.21)	$ (0.36)
FFO	$ 0.54	$ 0.53	$ (0.03)	$ (0.05)	$ 0.25
Normalized FFO	$ 0.54	$ 0.54	$ (0.02)	$ 0.17	$ 0.27
Dividend Data:					
Annualized dividends paid per share during the period[1]	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ 0.04
Annualized dividend yield (at end of period)	0.8 %	0.8 %	0.5 %	0.4 %	0.4 %
Normalized FFO payout ratio	1.9 %	1.9 %	(50.0)%	5.9 %	3.7 %



Sonesta Simply Suites
Renton, WA

[1] Beginning in the fourth quarter of 2022, we increased our regular quarterly distribution rate to $0.20 per common share ($0.80 per common share annually).

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Supplemental Q3 2022 6

Supplemental Q3 2022 7 September 30, 2022 December 31, 2021 ASSETS Real estate properties: Land $ 1,903,619 $ 1,918,385 Buildings, improvements and equipment 7,669,058 8,307,248 Total real estate properties, gross 9,572,677 10,225,633 Accumulated depreciation (2,929,193) (3,281,659) Total real estate properties, net 6,643,484 6,943,974 Acquired real estate leases and other intangibles, net 259,503 283,241 Assets held for sale 142,972 515,518 Cash and cash equivalents 67,246 944,043 Restricted cash 10,891 3,375 Equity method investments 113,168 62,687 Investment in equity securities 63,896 61,159 Due from related persons 58,292 48,168 Other assets, net 273,261 291,150 Total assets $ 7,632,713 $ 9,153,315 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 95,000 $ 1,000,000 Senior unsecured notes, net 5,652,590 6,143,022 Accounts payable and other liabilities 414,870 433,448 Due to related persons 18,335 21,539 Total liabilities 6,180,795 7,598,009 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value; 200,000,000 shares authorized; 165,453,584 and 165,092,333 shares issued and outstanding, respectively 1,654 1,651 Additional paid in capital 4,554,358 4,552,558 Cumulative other comprehensive income 1,513 779 Cumulative net income available for common shareholders 2,534,688 2,635,660 Cumulative common distributions (5,640,295) (5,635,342) Total shareholders' equity 1,451,918 1,555,306 Total liabilities and shareholders' equity $ 7,632,713 $ 9,153,315 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS TA 065 - Seymour Seymour, IN

Supplemental Q3 2022 8 Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Revenues: Hotel operating revenues (1) $ 400,453 $ 338,375 $ 1,116,843 $ 787,463 Rental income (2) 97,798 98,724 290,949 286,742 Total revenues 498,251 437,099 1,407,792 1,074,205 Expenses: Hotel operating expenses (1)(3) 318,266 285,233 933,803 723,769 Other operating expenses 3,511 4,437 9,162 11,758 Depreciation and amortization 101,514 124,163 306,147 370,208 General and administrative 11,293 14,231 35,743 40,840 Transaction related costs (4) — 3,149 1,920 28,934 Loss on asset impairment, net (5) 1,172 — 9,720 2,110 Total expenses 435,756 431,213 1,296,495 1,177,619 (Loss) gain on sale of real estate, net (6) (164) 94 44,235 10,934 Unrealized gains on equity securities, net (7) 23,056 24,348 2,737 20,367 Interest income 1,442 203 2,735 485 Interest expense (including amortization of debt issuance costs and debt discounts and premiums of $4,595 and $5,877, $15,529 and $15,123, respectively) (81,740) (92,458) (263,904) (273,227) Loss on early extinguishment of debt (8) — — (791) — Income (loss) before income taxes and equity in earnings of an investee 5,089 (61,927) (103,691) (344,855) Income tax (expense ) benefit (390) 55 (1,558) (1,009) Equity in earnings of an investee (9) 2,801 2,158 4,277 50 Net income (loss) $ 7,500 $ (59,714) $ (100,972) $ (345,814) Weighted average common shares outstanding (basic and diluted) 164,745 164,590 164,697 164,532 Net income (loss) per common share (basic and diluted) $ 0.05 $ (0.36) $ (0.61) $ (2.10) (amounts in thousands, except per share data) Condensed Consolidated Statements of Income (Loss) RETURN TO TABLE OF CONTENTS See accompanying notes on page 11.

Calculation of FFO and Normalized FFO

SERVICE PROPERTIES TRUST

(amounts in thousands, except per share data)

		For the Three Months Ended					For the Nine Months Ended	
		9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Net income (loss)		$ 7,500	$ 11,350	$ (119,822)	$ (198,793)	$ (59,714)	$ (100,972)	$ (345,814)
Add (Less):	Depreciation and amortization	101,514	100,520	104,113	115,757	124,163	306,147	370,208
	Loss on asset impairment, net [5]	1,172	3,048	5,500	76,510	–	9,720	2,110
	Loss (gain) on sale of real estate, net [6]	164	(38,851)	(5,548)	(588)	(94)	(44,235)	(10,934)
	Unrealized (gains) losses on equity securities, net [7]	(23,056)	10,059	10,260	(2,168)	(24,348)	(2,737)	(20,367)
	Adjustments to reflect our share of FFO attributable to an investee [9]	1,103	905	666	737	369	2,674	1,868
FFO		88,397	87,031	(4,831)	(8,545)	40,376	170,597	(2,929)
Add (Less):	Loss on early extinguishment of debt [8]	–	791	–	–	–	791	–
	Adjustments to reflect our share of Normalized FFO attributable to an investee [9]	61	593	245	651	256	899	1,619
	Transaction related costs [4]	–	743	1,177	35,830	3,149	1,920	28,934
Normalized FFO		$ 88,458	$ 89,158	$ (3,409)	$ 27,936	$ 43,781	$ 174,207	$ 27,624
Weighted average shares outstanding (basic and diluted)		164,745	164,667	164,667	164,667	164,590	164,697	164,532
Basic and diluted per share common share amounts:								
Net income (loss)		$ 0.05	$ 0.07	$ (0.73)	$ (1.21)	$ (0.36)	$ (0.61)	$ (2.10)
FFO		$ 0.54	$ 0.53	$ (0.03)	$ (0.05)	$ 0.25	$ 1.04	$ (0.02)
Normalized FFO		$ 0.54	$ 0.54	$ (0.02)	$ 0.17	$ 0.27	$ 1.06	$ 0.17

See accompanying notes on page 11.

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Supplemental Q3 2022 9

Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*

SERVICE PROPERTIES TRUST

(dollars in thousands)

		For the Three Months Ended					For the For the Nine Months Ended	
		9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Net income (loss)		$ 7,500	$ 11,350	$ (119,822)	$ (198,793)	$ (59,714)	$ (100,972)	$ (345,814)
Add (Less):	Interest expense	81,740	89,820	92,344	92,494	92,458	263,904	273,227
	Income tax (benefit) expense	390	473	695	(1,950)	(55)	1,558	1,009
	Depreciation and amortization	101,514	100,520	104,113	115,757	124,163	306,147	370,208
EBITDA		191,144	202,163	77,330	7,508	156,852	470,637	298,630
Add (Less):	Loss on asset impairment, net [5]	1,172	3,048	5,500	76,510	–	9,720	2,110
	(Gain) loss on sale of real estate, net [6]	164	(38,851)	(5,548)	(588)	(94)	(44,235)	(10,934)
	Adjustments to reflect our share of EBITDA*re* attributable to an investee [9]	2,787	2,074	680	781	464	5,541	2,123
EBITDA*re*		195,267	168,434	77,962	84,211	157,222	441,663	291,929
Add (less):	Unrealized (gains) losses on equity securities, net [7]	(23,056)	10,059	10,260	(2,168)	(24,348)	(2,737)	(20,367)
	Loss on early extinguishment of debt [8]	–	791	–	–	–	791	–
	Adjustments to reflect our share of Adjusted EBITDA*re* attributable to an investee [9]	272	1,014	280	651	256	1,566	1,619
	Transaction related costs [4]	–	743	1,177	35,830	3,149	1,920	28,934
	General and administrative expense paid in common shares [10]	972	832	462	473	1,045	2,266	2,490
Adjusted EBITDA*re*		$ 173,455	$ 181,873	$ 90,141	$ 118,997	$ 137,324	$ 445,469	$ 304,605

See accompanying notes on page 11.

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Supplemental Q3 2022 10

Supplemental Q3 2022 11 Notes to Condensed Consolidated Statements of Income (Loss) and Calculations of FFO, Normalized FFO, EBITDA, EBITDAre, Adjusted EBITDAre and Hotel EBITDA (dollar in thousands) RETURN TO TABLE OF CONTENTS (1) As of September 30, 2022, we owned 242 hotels. Our condensed consolidated statements of income (loss) include hotel operating revenues and expenses of our managed hotels. (2) In calculating net income, we recognize percentage rental income when all contingencies are met and the income is earned. We recognized percentage rental income of $2,279 and $555 in the three months ended September 30, 2022 and 2021, respectively, and $3,421 and $944 in the nine months ended September 30, 2022 and 2021, respectively. We reduced rental income by $1,845 and $905 for the three months ended September 30, 2022 and 2021, respectively, and reduced rental income by $5,530 and $3,087 for the nine months ended September 30, 2022 and 2021, respectively, to record scheduled rent changes under certain of our leases, the deferred rent obligations under our leases with TravelCenters of America Inc., or TA, and the estimated future payments to us under our leases with TA for the cost of removing underground storage tanks on a straight-line basis. (3) When managers of our hotels are required to fund the shortfalls of owner’s priority return under the terms of our management agreements or their guarantees, we reflect such fundings in our condensed consolidated statements of income (loss) as a reduction of hotel operating expenses. There were no net reductions to hotel operating expenses during the three and nine months ended September 30, 2022. The net reductions to hotel operating expenses were $15,696 for the nine months ended September 30, 2021, respectively. (4) Transaction related costs for the three months ended June 30, 2022 and March 31, 2022 of $743 and $1,177, respectively, primarily consisted of costs related to our exploration of possible financing transactions. Transaction related costs for the three months ended December 31, 2021 of $35,830 primarily consisted of working capital advances we previously funded under our agreements with Marriott International Inc., or Marriott, and InterContinental Hotels Group, plc, or IHG, that we expensed as a result of the amounts no longer expected to be recoverable. Transaction related costs for the three months ended September 30, 2021 of $3,149 are primarily related to legal costs related to our arbitration proceeding with Marriott. Transaction related costs for the three months ended June 30, 2021 included $3,700 of working capital we previously funded under our agreement with Hyatt Hotels Corporation, or Hyatt, that we expensed as a result of the amount no longer expected to be recoverable, $1,110 of legal costs related to our arbitration proceeding with Marriott and $1,341 of hotel manager transaction costs. Transaction related costs for the three months ended March 31, 2021 include $19,635 of hotel manager transition related costs resulting from the rebranding of 88 hotels during the period. (5) We recorded a loss on asset impairment of $1,172 to reduce the carrying value of three hotels and one net lease property to their estimated fair value less costs to sell during the three months ended September 30, 2022, $3,048 to reduce the carrying value of two hotels and four net lease properties to their estimated fair value less costs to sell during the three months ended June 30, 2022, $5,500 to reduce the carrying value of 25 hotels to their estimated fair value less costs to sell during the three months ended March 31, 2022, $76,510 to reduce the carrying value of 35 net lease properties and 21 hotels to their estimated fair value less costs to sell during the three months ended December 31, 2021 and $2,110 to to reduce the carrying value of five net lease properties to their estimated fair value less costs to sell during the nine months ended September 30, 2021. (6) We recorded a $164 net loss on sale of real estate during the three months ended September 30, 2022 in connection with the sale of five hotels and six net lease properties. We recorded a $38,851 net gain on sale of real estate during the three months ended June 30, 2022 in connection with the sale of 51 hotels and 11 net lease properties, a $5,548 net gain on sale of real estate during the three months ended March 31, 2022 in connection with the sale of five hotels and two net lease properties, a $588 net gain on sale of real estate during the three months ended December 31, 2021 in connection with the sale of one hotel and six net lease properties, and a $10,934 net gain on sale of real estate during the nine months ended September 30, 2021 in connection with the sale of six hotels and five net lease properties. (7) Unrealized gain or loss on equity securities, net represents the adjustment required to adjust the carrying value of our investment in shares of TA common stock to their fair value. (8) We recorded a $791 loss on extinguishment of debt during the three months ended June 30, 2022 related to the write off of deferred financing costs and unamortized discounts relating to our amendment to our revolving credit facility and the repayment of $500,000 of unsecured senior notes. (9) Represents our proportionate share from our equity investment in Sonesta. (10) Amounts represent the equity compensation for our Trustees, and officers and certain other employees of our manager. (11) Various percentages of total sales at certain of our hotels are escrowed as reserves for future renovations or refurbishments, or FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. (12) We are amortizing a liability we recorded for the fair value of our initial investment in Sonesta as a reduction to hotel operating expenses in our condensed consolidated statements of income (loss). We reduced hotel operating expenses by $621 for each of the three months ended September 30, 2022 and 2021, and $1,863 for each of the nine months ended September 30, 2022 and 2021, respectively, for this liability.

Debt Summary

As of September 30, 2022
(dollars in thousands)

	Interest Rate		Principal Balance	Maturity Date		Due at Maturity	Years to Maturity
Floating Rate Debt:							
$800,000 revolving credit facility [1][2]	5.256 %	$	95,000	7/15/23	$	95,000	0.3
Unsecured Fixed Rate Debt:							
Senior unsecured notes due 2023	4.500 %	$	500,000	6/15/23	$	500,000	0.7
Senior unsecured notes due 2024	4.650 %		350,000	3/15/24		350,000	1.5
Senior unsecured notes due 2024	4.350 %		825,000	10/1/24		825,000	2.0
Senior unsecured notes due 2025	4.500 %		350,000	3/15/25		350,000	2.5
Senior unsecured notes due 2025 [3]	7.500 %		800,000	9/15/25		800,000	3.0
Senior unsecured notes due 2026	5.250 %		350,000	2/15/26		350,000	3.4
Senior unsecured notes due 2026	4.750 %		450,000	10/1/26		450,000	4.0
Senior unsecured notes due 2027	4.950 %		400,000	2/15/27		400,000	4.4
Senior unsecured notes due 2027 [3]	5.500 %		450,000	12/15/27		450,000	5.2
Senior unsecured notes due 2028	3.950 %		400,000	1/15/28		400,000	5.3
Senior unsecured notes due 2029	4.950 %		425,000	10/1/29		425,000	7.0
Senior unsecured notes due 2030	4.375 %		400,000	2/15/30		400,000	7.4
Subtotal / weighted average	5.071 %		5,700,000			5,700,000	3.7
Total / weighted average [4]	5.074 %	$	5,795,000		$	5,795,000	3.6

(1) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 250 basis points per annum, subject to an interest rate floor of 0.50%. We also pay a facility fee of 30 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed above is as of September 30, 2022. On October 4, 2022, we exercised our remaining six month extension option to extend the maturity date to July 2023.

(2) We have provided equity pledges on certain of our property owning subsidiaries and provided first mortgage liens on 73 properties owned by the pledged subsidiaries to secure our obligations under the credit agreement governing out credit facility.

(3) The notes are guaranteed by certain of our subsidiaries.

(4) The carrying value of our total debt of $5,747,590 as of September 30, 2022 is net of unamortized discounts and premiums and certain issuance costs totaling $47,410.

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Supplemental Q3 2022 12

Supplemental Q3 2022 13 (1) Represents amounts outstanding under our revolving credit facility at September 30, 2022. $ (M ill io ns ) $0 $500 $1,175 $1,150 $800 $850 $400 $425 $400 $— $95 Fixed Rate Debt Revolving Credit Facility 2022 2023 2024 2025 2026 2027 2028 2029 2030 0 250 500 750 1,000 1,250 Debt Maturity Schedule As of September 30, 2022 RETURN TO TABLE OF CONTENTS (1) Sonesta ES Suites Carmel Mountain San Diego, CA

Leverage Ratios, Coverage Ratios and Public Debt Covenants

SERVICE PROPERTIES TRUST

	As of and For the Three Months Ended				
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Leverage Ratios:					
Net debt / total gross assets	54.2 %	52.3 %	51.7 %	50.3 %	48.9 %
Net debt / gross book value of real estate assets and cash and cash equivalents	56.5 %	54.7 %	53.4 %	51.9 %	50.8 %
Secured debt / total assets	0.4 %	2.0 %	0.3 %	0.6 %	0.9 %
Variable rate debt / Net debt	1.7 %	13.6 %	16.1 %	16.0 %	15.9 %
Coverage Ratios:					
Rolling four-quarter Adjusted EBITDA*re* / rolling four-quarter interest expense	1.6x	1.4x	1.3x	1.2x	1.0x
Net debt / rolling four-quarter Adjusted EBITDA*re* [1]	10.1x	11.1x	13.4x	14.8x	17.0x

	As of and For the Trailing Twelve Months Ended				
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Public Debt Covenants:					
Maintenance Covenant					
Total unencumbered assets / unsecured debt - required minimum 150%	161.0 %	169.2 %	170.4 %	176.3 %	179.5 %
Incurrence Covenants					
Total debt / adjusted total assets - allowable maximum 60.0%	53.8 %	57.9 %	58.3 %	56.4 %	55.5 %
Secured debt / adjusted total assets - allowable maximum 40.0%	0.9 %	7.1 %	8.1 %	7.8 %	7.7 %
Consolidated income available for debt service / debt service - required minimum 1.50x	1.72x	1.59x	1.32x	1.20x	1.06x


Royal Sonesta Harbor Court Baltimore
Baltimore, MD

(1) The ratio of net debt to annualized adjusted EBITDA*re* for the three months ended September 2022 was 8.3x.

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Supplemental Q3 2022 14

SERVICE PROPERTIES TRUST

Capital Expenditures and Restricted Cash Activity

(dollars in thousands)

Capital Expenditures	For the Three Months Ended				
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Hotel capital improvements & FF&E Reserve fundings [1]	$ 22,841	$ 17,517	$ 28,144	$ 30,010	$ 19,384
Net lease capital improvements	1,520	3,190	740	402	403
Total capital improvements & FF&E Reserve fundings	$ 24,361	$ 20,707	$ 28,884	$ 30,412	$ 19,787

Restricted Cash	As of and For the Three Months Ended				
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Total restricted cash (beginning of period)	64,901	2,963	3,375	1,657	1,295
Manager deposits into FF&E Reserve	2,700	2,425	1,408	1,312	1,393
SVC fundings into FF&E Reserve:					
Marriott	–	–	–	75	69
Hotel improvements funded from FF&E Reserve	(1,577)	(1,072)	(787)	(702)	(1,100)
FF&E reserves (end of period)	66,024	4,316	3,996	2,342	1,657
Proceeds from asset sales deposited into (withdrawn) revolving credit facility collateral account, net	(55,133)	60,585	(1,033)	1,033	–
Total restricted cash (end of period)	$ 10,891	$ 64,901	$ 2,963	$ 3,375	$ 1,657


CLIFT
The Clift Royal Sonesta
San Francisco, CA

(1) Includes amounts we funded into our FF&E reserves and amounts directly reimbursed to our hotel managers for capital expenditures.

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Supplemental Q3 2022 15

Property Acquisitions and Dispositions Information Since January 1, 2022

SERVICE PROPERTIES TRUST

(dollars in thousands, except per sq. ft. data)

ACQUISITIONS:

Date Acquired	Properties	Property Type	Brand	Location	Square Footage	Purchase Price [2]	Average Purchase Price per Room or Suite / Square Foot
September 2022 [1]	N/A	Land	N/A	MA	N/A	$ 2,715	N/A

DISPOSITIONS:

Month Disposed	Properties	Property Type	Brand	Location	Rooms or Suites/ Square Footage	Sales Price [2]	Average Sales Price per Room or Suite / Square Foot
January 2022	1	Hotel	Sonesta ES Suites	Dallas, TX	295	$ 19,000	$ 64
March 2022	1	Hotel	Simply Suites	Horsham, PA	110	4,000	36
	1	Hotel	Sonesta Hotels and Resorts	Gwinnett, GA	381	23,250	61
	1	Hotel	Sonesta ES Suites	Oklahoma City, OK	136	7,124	52
	1	Hotel	Sonesta Select	Fort Worth, TX	138	6,800	49
	2	Net Lease	Vacant	TX, WI	6,960	5,350	1
April 2022	4	Hotel	Simply Suites	KS, NJ, TX	466	24,919	53
	9	Hotel	Sonesta ES Suites	FL, GA, MA, MI, NJ, PA, TX, WA	1,161	124,550	107
	2	Hotel	Sonesta Select	GA, IL	274	10,500	38
	1	Net Lease	Vacant	Caldwell, TX	15,086	3,028	201
May 2022	5	Hotel	Simply Suites	TN, TX	563	37,550	67
	12	Hotel	Sonesta ES Suites	AL, IL, NE, OH, TN, TX	1,404	101,420	72
	4	Hotel	Sonesta Select	AZ, MA, NC, TX	486	29,900	62
	7	Net Lease	Vacant	AR, IA, KS, TX, WY	72,969	3,691	51
June 2022	3	Hotel	Simply Suites	KS, MI, NJ	312	15,250	49
	8	Hotel	Sonesta ES Suites	MA, MD, MN, MO, NJ, OH, VT	939	59,105	63
	4	Hotel	Sonesta Select	AL, IL, NJ, TX	514	24,500	48
	3	Net Lease	Vacant	IA, KY, MI	20,477	995	49
July 2022	3	Hotel	Sonesta Select	DE, GA, SC	383	21,500	56
	4	Net Lease	Vacant	IA, IL, OK, TN	10,216	710	69
August 2022	2	Net Lease	Vacant	IL	3,840	395	103
September 2022	1	Hotel	Sonesta ES Suites	RI	96	5,200	54
	1	Hotel	Simply Suites	NY	124	3,000	24
October 2022	1	Hotel	Sonesta Select	IN	120	6,025	50
	81				7,902 / 129,548	$ 537,762	$66/$109

(1) We acquired the previously leased land at one of our hotels in September 2022 for a sales price of $2,715, excluding acquisition related costs.
(2) Represents cash sale price and excludes closing related costs.

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Supplemental Q3 2022 16

Supplemental Q3 2022 17 Portfolio Composition Net lease 45.2% Hotel 54.8% Number of Properties Hotel Properties 242 Number of hotel rooms 40,563 Net Lease Properties 769 Square feet 13,412,371 Total Properties 1,011 Average hotel property size 168 rooms Average net lease property size 17,441 sq. feet Investments Diversification Facts Hotels $ 6,197,151 Tenants/Operators 178 Net Lease Properties 5,110,620 Brands 147 Total Investments $ 11,307,771 Industries 22 States 46 Geographical Diversification CA 12% TX 8% IL 6% GA 6% FL 5% AZ 4% OH 4%LA 3% PA 3% MO 3% Other 46% (36 States, DC, PR, ON) Portfolio Summary As of September 30, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) Based on investment (1) (1) Royal Sonesta New Orleans New Orleans, LA

Consolidated Portfolio Diversification by Industry

SERVICE PROPERTIES TRUST

As of September 30, 2022
(dollars in thousands)

	Industry	No. of Properties	Rooms/ Square Footage		Investments	Percent of Total Investment
1.	Hotels	242	40,563	$	6,197,151	54.8%
2.	Travel Centers	182	5,238,766		3,352,096	29.6%
3.	Restaurants-Quick Service	217	691,313		295,040	2.6%
4.	Restaurants-Casual Dining	53	415,547		192,195	1.7%
5.	Health and Fitness	13	873,258		186,364	1.6%
6.	Movie Theaters	21	1,043,310		178,572	1.6%
7.	Grocery Stores	19	1,020,819		129,152	1.1%
8.	Medical, Dental Office	72	439,810		121,974	1.1%
9.	Automotive Equipment & Services	64	219,107		98,689	0.9%
10.	Home Goods and Leisure	14	542,666		98,242	0.9%
11.	Automotive Dealers	8	177,433		62,550	0.6%
12.	Entertainment	4	199,853		61,436	0.5%
13.	Educational Services	9	220,758		55,319	0.5%
14.	General Merchandise Stores	4	381,193		55,112	0.5%
15.	Vacant	21	224,135		43,821	0.4%
16.	Other	12	282,292		39,695	0.4%
17.	Building Materials	27	450,591		30,342	0.3%
18.	Miscellaneous Manufacturing	6	708,772		30,037	0.3%
19.	Car Washes	5	41,456		28,658	0.3%
20.	Drug Stores and Pharmacies	7	67,423		19,251	0.2%
21.	Sporting Goods	3	120,847		17,742	0.2%
22.	Legal Services	5	25,429		11,362	0.1%
23.	Dollar Stores	3	27,593		2,971	–%
	Total	1,011	40,563 / 13,412,371	$	11,307,771	100.0%



Sonesta Fort Lauderdale Beach, Fort Lauderdale, FL

RETURN TO TABLE OF CONTENTS Supplemental Q3 2022 18

Supplemental Q3 2022 19 Investments State Total Property Count Hotel Count Net Lease Count Total ($000s) % of Total Hotel ($000s) Hotel % of Total Net Lease ($000s) Net Lease % of Total California 58 36 22 $ 1,363,488 12.1% $ 1,090,423 17.6% $ 273,065 5.3 % Texas 77 21 56 882,230 7.8% 366,211 5.9% 516,020 10.1 % Illinois 66 10 56 703,369 6.2% 412,360 6.7% 291,008 5.7 % Georgia 91 17 74 676,319 6.0% 406,185 6.6% 270,134 5.3 % Florida 59 11 48 517,744 4.6% 268,859 4.3% 248,885 4.9 % Arizona 39 14 25 469,323 4.2% 222,501 3.6% 246,822 4.8 % Ohio 46 5 41 451,140 4.0% 120,210 1.9% 330,930 6.5 % Pennsylvania 36 8 28 378,436 3.3% 174,320 2.8% 204,116 4.0 % Louisiana 15 3 12 377,503 3.3% 245,798 4.0% 131,705 2.6 % Missouri 30 5 25 299,362 2.6% 168,175 2.7% 131,187 2.6 % Top 10 517 130 387 6,118,914 54.1% 3,475,042 56.1% 2,643,872 51.7 % Other (1) 494 112 382 5,188,857 45.9% 2,722,109 43.9% 2,466,748 48.3 % Total 1,011 242 769 $ 11,307,771 100.0% $ 6,197,151 100.0% $ 5,110,620 100.0% (1) Consists of properties in 37 different states with an average investment of $10,504. Consolidated Portfolio by Geographic Diversification As of September 30, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS Royal Sonesta Kaua'i Resort Lihue Lihue, HI

Hotel Portfolio by Brand

SERVICE PROPERTIES TRUST

As of September 30, 2022
(dollars in thousands, except per room or suite data)

Brand	Service Level	Chain Scale	Number of Hotels	Percent of Total Number of Hotels	Number of Rooms or Suites	Percent of Total Number of Rooms or Suites	Investment	Percent of Total Hotel Investment	Investment Per Room or Suite
Royal Sonesta Hotels®	Full Service	Upper Upscale	17	7.0 %	5,663	14.0 %	$ 1,854,262	29.9 %	$ 327
Sonesta Hotels & Resorts®	Full Service	Upscale	23	9.5 %	7,364	18.2 %	1,173,120	18.9 %	159
Sonesta ES Suites®	Extended Stay	Upper Midscale	60	24.8 %	7,643	18.8 %	1,073,056	17.3 %	140
Sonesta Select®	Select Service	Upscale	49	20.2 %	7,093	17.5 %	729,780	11.8 %	103
Sonesta Simply Suites®	Extended Stay	Midscale	51	21.2 %	6,464	15.9 %	561,262	9.1 %	87
Hyatt Place®	Select Service	Upscale	17	7.0 %	2,107	5.2 %	247,712	4.0 %	118
Courtyard by Marriott®	Select Service	Upscale	13	5.4 %	1,813	4.5 %	172,301	2.8 %	95
Radisson® Hotels & Resorts	Full Service	Upscale	5	2.1 %	1,149	2.8 %	162,142	2.6 %	141
Crowne Plaza®	Full Service	Upscale	1	0.4 %	495	1.2 %	123,366	2.0 %	249
Country Inns & Suites® by Radisson	Full Service	Upper Midscale	3	1.2 %	430	1.1 %	54,076	0.9 %	126
Residence Inn by Marriott®	Extended Stay	Upscale	3	1.2 %	342	0.8 %	46,074	0.7 %	135
Total/Average Hotels			242	100.0 %	40,563	100.0 %	$ 6,197,151	100.0 %	$ 153

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Supplemental Q3 2022 20

Hotel Operating Statistics by Service Level - Comparable Hotels

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Three Months Ended September 30, 2022	Occupancy 2021	Occupancy Change	ADR Three Months Ended September 30, 2022	ADR 2021	ADR Change	RevPAR Three Months Ended September 30, 2022	RevPAR 2021	RevPAR Change
Sonesta	Full Service	22	7,145	63.2 %	52.8 %	10.4 Pts	$ 154.00	$ 146.77	4.9 %	$ 97.33	$ 77.49	25.6 %
Royal Sonesta [1]	Full Service	17	5,663	60.3 %	43.5 %	16.8 Pts	241.75	201.76	19.8 %	145.78	87.77	66.1 %
Radisson Hotel	Full Service	5	1,149	65.8 %	58.1 %	7.7 Pts	138.88	113.20	22.7 %	91.38	65.77	38.9 %
Crowne Plaza	Full Service	1	495	59.0 %	51.1 %	7.9 Pts	135.27	123.47	9.6 %	79.81	63.09	26.5 %
Country Inn and Suites	Full Service	3	430	74.1 %	62.4 %	11.7 Pts	160.31	130.77	22.6 %	118.79	81.60	45.6 %
Full Service Total / Average		48	14,882	62.4 %	50.1 %	12.3 Pts	184.93	159.67	15.8 %	115.40	79.99	44.3 %
Sonesta Select [1]	Select Service	49	7,093	56.5 %	42.3 %	14.2 Pts	123.75	117.86	5.0 %	69.92	49.85	40.3 %
Hyatt Place	Select Service	17	2,107	71.1 %	66.7 %	4.4 Pts	121.30	111.53	8.8 %	86.24	74.39	15.9 %
Courtyard	Select Service	13	1,813	62.0 %	61.1 %	0.9 Pts	123.62	114.08	8.4 %	76.64	69.70	10.0 %
Select Service Total / Average		79	11,013	60.2 %	50.1 %	10.1 Pts	123.17	115.49	6.6 %	74.15	57.86	28.2 %
Sonesta ES Suites	Extended Stay	60	7,643	72.5 %	73.9 %	(1.4)Pts	130.19	112.08	16.2 %	94.39	82.83	14.0 %
Sonesta Simply Suites	Extended Stay	50	6,366	75.5 %	79.1 %	(3.6)Pts	88.70	75.75	17.1 %	66.97	59.92	11.8 %
Residence Inn	Extended Stay	3	342	70.9 %	69.9 %	1.0 Pts	125.90	118.37	6.4 %	89.26	82.74	7.9 %
Extended Stay Total / Average		113	14,351	73.7 %	76.1 %	(2.4)Pts	111.41	95.86	16.2 %	82.11	72.95	12.6 %
		240	40,246	65.9 %	59.3 %	6.6 Pts	$ 140.05	$ 120.08	16.6 %	$ 92.29	$ 71.21	29.6 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q3 2022 21

Hotel Operating Statistics by Service Level - Comparable Hotels

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Nine Months Ended September 30, 2022	Occupancy 2021	Occupancy Change	ADR Nine Months Ended September 30, 2022	ADR 2021	ADR Change	RevPAR Nine Months Ended September 30, 2022	RevPAR 2021	RevPAR Change
Sonesta [1]	Full Service	22	7,145	61.0 %	45.1 %	15.9 Pts	$ 152.54	$ 131.82	15.7 %	$ 93.05	$ 59.45	56.5 %
Royal Sonesta [1]	Full Service	16	5,291	52.2 %	34.7 %	17.5 Pts	236.88	183.22	29.3 %	123.65	63.58	94.5 %
Radisson Hotel	Full Service	5	1,149	64.5 %	48.4 %	16.1 Pts	134.84	103.06	30.8 %	86.97	49.88	74.4 %
Crowne Plaza	Full Service	1	495	54.6 %	46.6 %	8.0 Pts	130.66	110.77	18.0 %	71.34	51.62	38.2 %
Country Inn and Suites	Full Service	3	430	65.5 %	48.8 %	16.7 Pts	138.52	110.59	25.3 %	90.73	53.97	68.1 %
Full Service Total / Average		47	14,510	58.0 %	41.8 %	16.2 Pts	177.76	142.92	24.4 %	103.10	59.74	72.6 %
Sonesta Select [1]	Select Service	49	7,093	50.9 %	35.5 %	15.4 Pts	117.67	104.08	13.1 %	59.89	36.95	62.1 %
Hyatt Place	Select Service	17	2,107	68.1 %	59.9 %	8.2 Pts	118.99	99.56	19.5 %	81.03	59.64	35.9 %
Courtyard	Select Service	13	1,813	56.0 %	50.6 %	5.4 Pts	118.86	101.10	17.6 %	66.56	51.16	30.1 %
Select Service Total / Average		79	11,013	55.0 %	42.6 %	12.4 Pts	118.18	102.28	15.5 %	65.00	43.57	49.2 %
Sonesta ES Suites [1]	Extended Stay	60	7,643	70.8 %	66.2 %	4.6 Pts	124.30	103.34	20.3 %	88.00	68.41	28.6 %
Sonesta Simply Suites [1]	Extended Stay	50	6,366	72.7 %	69.3 %	3.4 Pts	84.96	70.47	20.6 %	61.77	48.84	26.5 %
Residence Inn	Extended Stay	3	342	66.0 %	56.8 %	9.2 Pts	119.52	109.29	9.4 %	78.88	62.08	27.1 %
Extended Stay Total / Average		113	14,351	71.5 %	67.4 %	4.1 Pts	106.61	88.57	20.4 %	76.23	59.70	27.7 %
		239	39,874	62.0 %	51.2 %	10.8 Pts	$ 133.41	$ 107.79	23.8 %	$ 82.71	$ 55.19	49.9 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q3 2022 22

Hotel Operating Statistics by Service Level - All Hotels[1]

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Three Months Ended September 30, 2022	Occupancy 2021	Occupancy Change	ADR Three Months Ended September 30, 2022	ADR 2021	ADR Change	RevPAR Three Months Ended September 30, 2022	RevPAR 2021	RevPAR Change
Sonesta	Full Service	23	7,364	63.2 %	52.8 %	10.4 Pts	$ 154.00	$ 146.77	4.9 %	$ 97.33	$ 77.49	25.6 %
Royal Sonesta [2]	Full Service	17	5,663	60.3 %	43.5 %	16.8 Pts	241.75	201.76	19.8 %	145.78	87.77	66.1 %
Radisson Hotel	Full Service	5	1,149	65.8 %	58.1 %	7.7 Pts	138.88	113.20	22.7 %	91.38	65.77	38.9 %
Crowne Plaza	Full Service	1	495	59.0 %	51.1 %	7.9 Pts	135.27	123.47	9.6 %	79.81	63.09	26.5 %
Country Inn and Suites	Full Service	3	430	74.1 %	62.4 %	11.7 Pts	160.31	130.77	22.6 %	118.79	81.60	45.6 %
Full Service Total / Average		49	15,101	62.4 %	50.1 %	12.3 Pts	184.93	159.67	15.8 %	115.40	79.99	44.3 %
Sonesta Select [2]	Select Service	49	7,093	56.5 %	42.3 %	14.2 Pts	123.75	117.86	5.0 %	69.92	49.85	40.3 %
Hyatt Place	Select Service	17	2,107	71.1 %	66.7 %	4.4 Pts	121.30	111.53	8.8 %	86.24	74.39	15.9 %
Courtyard	Select Service	13	1,813	62.0 %	61.1 %	0.9 Pts	123.62	114.08	8.4 %	76.64	69.70	10.0 %
Select Service Total / Average		79	11,013	60.2 %	50.1 %	10.1 Pts	123.17	115.49	6.6 %	74.15	57.86	28.2 %
Sonesta ES Suites	Extended Stay	60	7,643	72.5 %	73.9 %	(1.4)Pts	130.19	112.08	16.2 %	94.39	82.83	14.0 %
Sonesta Simply Suites	Extended Stay	51	6,464	74.7 %	78.9 %	(4.2)Pts	88.70	75.64	17.3 %	66.26	59.68	11.0 %
Residence Inn	Extended Stay	3	342	70.9 %	69.9 %	1.0 Pts	125.90	118.37	6.4 %	89.26	82.74	7.9 %
Extended Stay Total / Average		114	14,449	73.4 %	76.0 %	(2.6)Pts	111.41	95.69	16.4 %	81.77	72.72	12.4 %
		242	40,563	65.8 %	59.4 %	6.4 Pts	$ 140.05	$ 119.93	16.8 %	$ 92.15	$ 71.24	29.4 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Results of all hotels owned as of September 30, 2022. Excludes the results of hotels sold during the periods presented.
(2) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q3 2022 23

Hotel Operating Statistics by Service Level - All Hotels[1]

SERVICE PROPERTIES TRUST

Brand	Service Level	No. of Hotels	No. of Rooms or Suites	Occupancy Nine Months Ended September 30, 2022	Occupancy 2021	Occupancy Change	ADR Nine Months Ended September 30, 2022	ADR 2021	ADR Change	RevPAR Nine Months Ended September 30, 2022	RevPAR 2021	RevPAR Change
Sonesta [2]	Full Service	23	7,364	61.0 %	45.1 %	15.9 Pts	$ 152.54	$ 131.82	15.7 %	$ 93.05	$ 59.45	56.5 %
Royal Sonesta [2]	Full Service	17	5,663	52.5 %	34.3 %	18.2 Pts	236.17	183.10	29.0 %	123.99	62.80	97.4 %
Radisson Hotel	Full Service	5	1,149	64.5 %	48.4 %	16.1 Pts	134.84	103.06	30.8 %	86.97	49.88	74.4 %
Crowne Plaza	Full Service	1	495	54.6 %	46.6 %	8.0 Pts	130.66	110.77	18.0 %	71.34	51.62	38.2 %
Country Inn and Suites	Full Service	3	430	65.5 %	48.8 %	16.7 Pts	138.52	110.59	25.3 %	90.73	53.97	68.1 %
Full Service Total / Average		49	15,101	57.9 %	41.6 %	16.3 Pts	178.95	143.17	25.0 %	103.61	59.56	74.0 %
Sonesta Select [2]	Select Service	49	7,093	50.9 %	35.5 %	15.4 Pts	117.67	104.08	13.1 %	59.89	36.95	62.1 %
Hyatt Place	Select Service	17	2,107	68.1 %	59.9 %	8.2 Pts	118.99	99.56	19.5 %	81.03	59.64	35.9 %
Courtyard	Select Service	13	1,813	56.0 %	50.6 %	5.4 Pts	118.86	101.10	17.6 %	66.56	51.16	30.1 %
Select Service Total / Average		79	11,013	55.0 %	42.6 %	12.4 Pts	118.18	102.28	15.5 %	65.00	43.57	49.2 %
Sonesta ES Suites [2]	Extended Stay	60	7,643	70.8 %	66.2 %	4.6 Pts	124.30	103.34	20.3 %	88.00	68.41	28.6 %
Sonesta Simply Suites [2]	Extended Stay	51	6,464	71.9 %	69.4 %	2.5 Pts	84.96	70.35	20.8 %	61.09	48.82	25.1 %
Residence Inn	Extended Stay	3	342	66.0 %	56.8 %	9.2 Pts	119.52	109.29	9.4 %	78.88	62.08	27.1 %
Extended Stay Total / Average		114	14,449	71.2 %	67.4 %	3.8 Pts	106.61	88.38	20.6 %	75.91	59.57	27.4 %
		242	40,563	61.9 %	51.2 %	10.7 Pts	$ 134.19	$ 107.78	24.5 %	$ 83.06	$ 55.18	50.5 %

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants' operating data.

(1) Results of all hotels owned as of September 30, 2022. Excludes the results of hotels sold during the periods presented.

(2) Includes operating data for periods prior to when certain hotels were managed by Sonesta.

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Supplemental Q3 2022 24

SERVICE PROPERTIES TRUST

Calculation and Reconciliation of Hotel EBITDA - Comparable Hotels

(dollars in thousands)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Number of hotels	*240*	*240*	*240*	*240*	*240*	*239*	*239*
Room revenues	$ 339,106	$ 336,263	$ 228,436	$ 234,647	$ 257,885	$ 891,053	$ 596,479
Food and beverage revenues	42,624	44,171	25,441	30,641	25,151	110,115	51,062
Other revenues	16,669	17,496	12,511	12,777	13,485	45,812	33,246
Hotel operating revenues - comparable hotels	398,399	397,930	266,388	278,065	296,521	1,046,980	680,787
Rooms expenses	103,580	98,923	77,692	78,299	80,589	273,928	196,795
Food and beverage expenses	34,497	32,222	22,838	25,879	20,851	86,475	43,897
Other direct and indirect expenses	131,456	128,902	113,185	109,517	110,795	367,242	300,147
Management fees	14,847	14,749	10,214	10,847	10,826	39,341	24,042
Real estate taxes, insurance and other	30,246	29,865	32,041	25,223	26,226	90,700	79,589
FF&E reserves [11]	2,621	2,600	1,794	1,236	1,411	7,016	3,224
Hotel operating expenses - comparable hotels	317,247	307,261	257,764	251,001	250,698	864,702	647,694
Hotel EBITDA	$ 81,152	$ 90,669	$ 8,624	$ 27,064	$ 45,823	$ 182,278	$ 33,093
Hotel EBITDA Margin	20.4 %	22.8 %	3.2 %	9.7 %	15.5 %	17.4 %	4.9 %
Hotel operating revenues (GAAP) [1]	$ 400,453	$ 418,984	$ 297,406	$ 317,215	$ 338,375	$ 1,116,843	$ 787,463
Add (less)							
Hotel operating revenues from non-comparable hotels	(2,054)	(21,054)	(31,018)	(39,150)	(41,854)	(69,863)	(106,676)
Hotel operating revenues - comparable hotels	$ 398,399	$ 397,930	$ 266,388	$ 278,065	$ 296,521	$ 1,046,980	$ 680,787
Hotel operating expenses (GAAP) [1]	$ 318,266	$ 325,194	$ 290,343	$ 286,968	$ 285,233	$ 933,803	$ 723,769
Add (less)							
Hotel operating expenses from non-comparable hotels	(4,261)	(21,154)	(34,994)	(37,824)	(36,567)	(76,738)	(95,618)
Reduction for security deposit and guaranty fundings, net [3]	—	—	—	—	—	—	15,698
FF&E reserves from managed hotel operations [11]	2,621	2,600	1,794	1,236	1,411	7,016	3,224
Other [12]	621	621	621	621	621	621	621
Hotel operating expenses - comparable hotels	$ 317,247	$ 307,261	$ 257,764	$ 251,001	$ 250,698	$ 864,702	$ 647,694

See accompanying notes on page 11.

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Supplemental Q3 2022 25

Calculation and Reconciliation of Hotel EBITDA - All Hotels

SERVICE PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Number of hotels	*242*	*247*	*298*	*303*	*304*	*242*	*304*
Room revenues	$ 341,106	$ 357,117	$ 258,620	$ 272,458	$ 298,607	$ 956,843	$ 699,953
Food and beverage revenues	42,636	44,256	25,902	31,503	25,822	112,794	52,927
Other revenues	16,711	17,611	12,884	13,254	13,946	47,206	34,583
Hotel operating revenues	400,453	418,984	297,406	317,215	338,375	1,116,843	787,463
Rooms expenses	104,761	106,982	88,743	90,705	93,035	300,486	230,523
Food and beverage expenses	34,497	32,333	23,234	26,768	21,415	90,064	46,116
Other direct and indirect expenses	130,470	136,099	127,017	126,208	125,080	393,586	332,378
Management fees	14,362	15,240	11,332	11,869	12,710	40,934	28,609
Real estate taxes, insurance and other	34,797	35,161	40,638	32,039	33,614	110,592	103,702
FF&E reserves [11]	2,622	3,172	1,222	1,236	1,411	7,016	3,310
Hotel operating expenses	321,509	328,987	292,186	288,825	287,265	942,678	744,638
Hotel EBITDA	$ 78,944	$ 89,997	$ 5,220	$ 28,390	$ 51,110	$ 174,165	$ 42,825
Hotel EBITDA Margin	19.7 %	21.5 %	1.8 %	8.9 %	15.1 %	15.6 %	5.4 %
Hotel operating expenses (GAAP) [1]	$ 318,266	$ 325,194	$ 290,343	$ 286,968	$ 285,233	$ 933,803	$ 723,769
Add (less)							
Reduction for security deposit and guaranty fundings, net [3]	—	—	—	—	—	—	15,696
FF&E reserves from managed hotel operations [11]	2,622	3,172	1,222	1,236	1,411	7,016	3,310
Other [12]	621	621	621	621	621	1,863	1,863
Hotel operating expenses	$ 321,509	$ 328,987	$ 292,186	$ 288,825	$ 287,265	$ 942,682	$ 744,638

See accompanying notes on page 11.

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Supplemental Q3 2022 26

Net Lease Portfolio by Brand

SERVICE PROPERTIES TRUST

As of September 30, 2022
(dollars in thousands)

	Brand	No. of Buildings	Square Feet	Investment	Percent of Total Investment	Annualized Minimum Rent	Percent of Total Annualized Minimum Rent	Rent Coverage
1.	TravelCenters of America	134	3,720,693	$ 2,289,189	44.8 %	$ 168,012	45.1 %	2.65x
2.	Petro Stopping Centers	45	1,470,004	1,021,226	20.0 %	78,099	21.0 %	2.33x
3.	The Great Escape	14	542,666	98,242	1.9 %	7,711	2.1 %	7.21x
4.	Life Time Fitness	3	420,335	92,617	1.8 %	5,770	1.5 %	1.81x
5.	AMC Theatres	10	474,369	86,727	1.7 %	6,852	1.8 %	1.45x
6.	Buehler's Fresh Foods	5	502,727	76,469	1.5 %	5,657	1.5 %	5.90x
7.	Heartland Dental	59	234,274	61,120	1.2 %	4,629	1.2 %	4.29x
8.	Norms	10	63,490	53,673	1.1 %	3,628	1.0 %	2.12x
9.	Express Oil Change	23	83,825	49,724	1.0 %	3,717	1.0 %	4.34x
10.	Regal Cinemas	6	266,546	44,476	0.9 %	3,736	1.0 %	1.19x
11.	Pizza Hut	39	164,298	43,982	0.9 %	3,300	0.9 %	2.26x
12.	Flying J Travel Plaza	3	48,069	41,681	0.8 %	3,215	0.9 %	4.55x
13.	Courthouse Athletic Club	4	193,659	39,688	0.8 %	1,878	0.5 %	1.73x
14.	America's Auto Auction	6	72,338	39,688	0.8 %	3,216	0.9 %	5.90x
15.	Fleet Farm	1	218,248	37,802	0.7 %	2,728	0.7 %	1.75x
16.	B&B Theatres	4	261,300	37,619	0.7 %	2,625	0.7 %	0.13x
17.	Big Al's	2	111,912	35,214	0.7 %	2,336	0.6 %	0.85x
18.	Burger King	21	68,710	34,289	0.7 %	2,083	0.6 %	2.28x
19.	Hardee's	19	62,792	31,844	0.6 %	2,121	0.6 %	2.34x
20.	Martin's	16	81,909	31,144	0.6 %	2,252	0.6 %	2.44x
21.	Arby's	19	57,868	29,234	0.6 %	1,731	0.5 %	4.16x
22.	Crème de la Crème	4	81,929	29,131	0.6 %	2,429	0.7 %	1.22x
23.	Mister Car Wash	5	41,456	28,658	0.6 %	2,170	0.6 %	3.41x
24.	Popeye's Chicken & Biscuits	20	45,708	28,434	0.6 %	1,972	0.5 %	3.43x
25.	Church's Chicken	33	44,670	27,065	0.5 %	1,711	0.5 %	3.71x
26.	Other [(1)]	264	4,078,576	721,684	13.9 %	49,023	13.0 %	4.80x
	Total	769	13,412,371	$ 5,110,620	100.0 %	$ 372,601	100.0 %	2.88x



TACO BELL

1201 S. Mission Street
Mount Pleasant, MI

(1) Consists of 111 distinct brands with an average investment of $2,758 per building.

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Supplemental Q3 2022 27

Net Lease Portfolio by Industry

SERVICE PROPERTIES TRUST

As of September 30, 2022
(dollars in thousands)

	Industry	No. of Buildings	Square Feet	Investment	Percent of Total Investment	Annualized Minimum Rent	Percent of Total Annualized Minimum Rent	Rent Coverage
1.	Travel Centers	182	5,238,766	$ 3,352,096	65.6%	$ 249,326	66.9%	2.57x
2.	Restaurants-Quick Service	217	691,313	295,040	5.8%	19,828	5.3%	3.04x
3.	Restaurants-Casual Dining	53	415,547	192,195	3.8%	11,923	3.2%	2.46x
4.	Health and Fitness	13	873,258	186,364	3.6%	10,991	2.9%	1.88x
5.	Movie Theaters	21	1,043,310	178,572	3.5%	13,813	3.7%	0.94x
6.	Grocery Stores	19	1,020,819	129,152	2.5%	9,191	2.5%	5.59x
7.	Medical, Dental Office	72	439,810	121,974	2.4%	9,931	2.7%	3.45x
8.	Automotive Equipment & Services	64	219,107	98,689	1.9%	7,178	1.9%	3.17x
9.	Home Goods and Leisure	14	542,666	98,242	1.9%	7,711	2.1%	7.21x
10.	Automotive Dealers	8	177,433	62,550	1.2%	4,956	1.3%	5.98x
11.	Entertainment	4	199,853	61,436	1.2%	4,301	1.1%	2.54x
12.	Educational Services	9	220,758	55,319	1.1%	4,451	1.2%	1.41x
13.	General Merchandise Stores	4	381,193	55,112	1.1%	3,850	1.0%	2.87x
14.	Vacant	21	224,135	43,821	0.9%	–	–%	–x
15.	Other [(1)]	12	282,292	39,695	0.8%	4,719	1.3%	4.47x
16.	Building Materials	27	450,591	30,342	0.6%	2,575	0.7%	7.31x
17.	Miscellaneous Manufacturing	6	708,772	30,037	0.6%	2,240	0.6%	12.60x
18.	Car Washes	5	41,456	28,658	0.6%	2,170	0.6%	3.41x
19.	Drug Stores and Pharmacies	7	67,423	19,251	0.4%	1,258	0.3%	1.19x
20.	Sporting Goods	3	120,847	17,742	0.3%	967	0.3%	5.69x
21.	Legal Services	5	25,429	11,362	0.1%	1,033	0.3%	1.89
22.	Dollar Stores	3	27,593	2,971	0.1%	189	0.1%	2.65x
	Total	769	13,412,371	$ 5,110,620	100.0%	$ 372,601	100.0%	2.88x


Arby's

44905 Mound Road
Sterling Heights, MI

(1) Consists of miscellaneous businesses with an average investment of $5,449 per building.

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Supplemental Q3 2022 28

Net Lease Portfolio by Tenant (Top 10)

SERVICE PROPERTIES TRUST

As of September 30, 2022
(dollars in thousands)

	Tenant	Brand Affiliation	No. of Buildings	Square Feet	Investment	Percent of Total Investment	Annualized Minimum Rent	Percent of Total Annualized Minimum Rent	Weighted Average Lease Term	Rent Coverage
1.	TravelCenters of America Inc.[1]	TravelCenters of America / Petro Stopping Centers	179	5,190,697	$ 3,310,415	64.8 %	$ 246,110	66.1 %	10.31	2.54x
2.	Universal Pool Co., Inc.	The Great Escape	14	542,666	98,242	1.9 %	7,711	2.1 %	4.92	7.79x
3.	Healthy Way of Life II, LLC	Life Time Fitness	3	420,335	92,617	1.8 %	5,770	1.5 %	12.76	1.81x
4.	American Multi-Cinema, Inc.	AMC Theatres	10	474,370	86,727	1.7 %	6,852	1.8 %	3.09	1.01x
5.	Styx Acquisition, LLC	Buehler's Fresh Foods	5	502,727	76,469	1.5 %	5,657	1.5 %	13.09	5.90x
6.	Professional Resource Development, Inc.	Heartland Dental	59	234,274	61,120	1.2 %	4,629	1.2 %	3.50	4.42x
7.	Norms Restaurants, LLC	Norms	10	63,490	53,673	1.1 %	3,628	1.0 %	22.76	2.34x
8.	Express Oil Change, L.L.C.	Express Oil Change	23	83,825	49,724	1.0 %	3,717	1.0 %	12.51	4.34x
9.	Regal Cinemas, Inc.	Regal Cinemas	6	266,546	44,476	0.9 %	3,736	1.0 %	6.01	0.70x
10.	Pilot Travel Centers LLC	Flying J Travel Plaza	6	72,338	38,314	0.7 %	3,216	0.9 %	12.59	5.86x
	Sub-total, Top 10		315	7,851,268	3,911,777	76.5 %	291,026	78.1 %	9.60	2.98x
11.	Other[2]	Various	454	5,561,103	1,198,843	23.5 %	81,575	21.9 %	7.61	2.61x
	Total		769	13,412,371	$ 5,110,620	100.0 %	$ 372,601	100.0 %	8.79	2.88x

(1) TA is our largest tenant. As of September 30, 2022, we leased 179 travel centers (134 under the TravelCenters of America brand and 45 under the Petro Stopping Centers brand) to a subsidiary of TA under five master leases that expire in 2029, 2031, 2032, 2033 and 2035, respectively. TA has two renewal options for 15 years each for each lease for all of the travel centers under the lease. In addition to the payment of our minimum rent, these leases provide for payment to us of percentage rent based on increases in total non-fuel revenues over base levels (3.5% of non-fuel revenues above threshold amounts defined in the leases). TA's remaining deferred rent obligation of $8,807 is due in quarterly installments of $4,404 through January 31, 2023.

(2) Consists of 168 tenants with an average investment of $7,136.

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Supplemental Q3 2022 29

Supplemental Q3 2022 30 Year (1) Square Feet Annualized Minimum Rent Expiring Percent of Total Annualized Minimum Rent Expiring Cumulative % of Total Annualized Minimum Rent Expiring 2022 205,007 1,721 0.5% 0.5% 2023 168,710 1,904 0.5% 1.0% 2024 769,082 11,177 3.0% 4.0% 2025 436,524 8,950 2.4% 6.4% 2026 1,080,336 12,187 3.3% 9.7% 2027 1,083,336 14,231 3.8% 13.5% 2028 551,971 9,369 2.5% 16.0% 2029 1,343,309 48,482 13.0% 29.0% 2030 138,590 4,182 1.1% 30.1% 2031 1,313,222 48,869 13.1% 43.2% 2032 1,280,745 53,442 14.4% 57.6% 2033 1,183,464 53,178 14.3% 71.9% 2034 117,211 3,785 1.0% 72.9% 2035 2,234,644 80,283 21.6% 94.5% 2036 558,374 7,809 2.1% 96.6% 2037 35,103 154 0.0% 96.6% 2038 66,700 1,184 0.3% 96.9% 2039 134,901 3,214 0.9% 97.8% 2040 115,142 2,406 0.6% 98.4% 2041 223,043 2,291 0.6% 99.0% 2042 57,499 155 —% 99.0% 2043 — — —% 99.0% 2044 — — —% 99.0% 2045 63,490 3,628 1.0% 100.0% Total 13,160,403 372,601 100.0% Weighted Average Lease Term 8.8 years 9.8 years (1) The year of lease expiration is pursuant to contract terms. Net Lease Portfolio - Expiration Schedule As of September 30, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS 1055 Sugarbush Drive Ashland, OH

Supplemental Q3 2022 31 As of and For the Three Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Properties (end of period) 769 775 786 788 794 Total square feet 13,412,371 13,406,568 13,515,100 13,522,060 13,574,656 Square feet leased 13,160,403 13,251,701 13,185,809 13,266,385 13,332,049 Percentage leased 98.1% 98.8% 97.6% 98.1% 98.2 % As of and For the Three Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Vacant properties beginning of period 17 29 30 32 30 Vacant property sales / leased (7) (12) (3) (2) (1) Lease terminations 11 — 2 — 3 Vacant properties end of the period 21 17 29 30 32 Net Lease Portfolio - Occupancy Summary As of September 30, 2022 RETURN TO TABLE OF CONTENTS 10642 South Memorial Drive Bixby, OK

Supplemental Q3 2022 32 Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of the applicable Securities and Exchange Commission, or SEC, rules, including FFO, Normalized FFO, EBITDA, Hotel EBITDA, Adjusted Hotel EBITDA, EBITDAre and Adjusted EBITDAre. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of Hotel EBITDA, reflecting only those income and expense items that are generated and incurred at the hotel level may help both investors and management to understand the operations of our hotels. FFO and Normalized FFO: We calculate funds from operations, or FFO, and Normalized FFO as shown on page 9. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss), calculated in accordance with GAAP, excluding any gain or loss on sale of properties and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization, less any unrealized gains and losses on equity securities, as well as adjustments to reflect our share of FFO attributable to an investee and certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the items shown on page 9. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to satisfy our REIT distribution requirements, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and to the dividend yield of other REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 10. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, and adjustments to reflect our share of EBITDAre attributable to an investee. In calculating Adjusted EBITDAre, we adjust for the items shown on page 10. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. Hotel EBITDA: We calculate Hotel EBITDA as hotel operating revenues less hotel operating expenses of all managed and leased hotels, prior to any adjustments required for presentation in our condensed consolidated statements of income (loss) in accordance with GAAP. We believe that Hotel EBITDA provides useful information to management and investors as a key measure of the profitability of our hotel operations. Other Definitions Adjusted Total Assets and Total Unencumbered Assets: Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment write-downs, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized Dividend Yield: Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period. Average Daily Rate: ADR represents rooms revenue divided by the total number of room nights sold in a given period. ADR provides useful insight on pricing at our hotels and is a measure widely used in the hotel industry. Chain Scale: As characterized by STR, a data benchmark and analytics provider for the lodging industry. Comparable Hotels Data: We present RevPAR, ADR and occupancy for the periods presented on a comparable basis to facilitate comparisons between periods. We generally define comparable hotels as those that we owned on September 30, 2022 and were open and operating since the beginning of the earliest period being compared. For the periods presented, our comparable results excluded three hotels that had suspended operations during part of the periods presented. Consolidated Income Available for Debt Service: Consolidated income available for debt service, as defined in our debt agreements, is earnings from operations excluding interest expense, unrealized gains and losses on equity securities, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, gains and losses on early extinguishment of debt, gains and losses on sales of property and amortization of deferred charges. Debt: Debt amounts reflect the principal balance as of the date reported. Net debt means total debt less unrestricted cash and cash equivalents as of the date reported. Non-GAAP Financial Measures and Certain Definitions RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 33 FF&E Reserve: Various percentages of total sales at certain of our hotels are escrowed as reserves for future renovations or refurbishments, or FF&E reserve escrows. We own all the FF&E reserve escrows for our hotels. FF&E Reserve Deposits Not Funded by Hotel Operations: The operating agreements for our hotels generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves. To the extent we make such fundings, our contractual owner's priority returns or rents generally increase by a percentage of the amounts we fund. Gross Book Value of Real Estate Assets: Gross book value of real estate assets is real estate properties at cost plus acquisition related costs, if any, before purchase price allocations, less impairment write-downs, if any. Hotel EBITDA Margin: Is Hotel EBITDA as a percentage of hotel operating revenues. Investment: We define hotel investment as historical cost of our properties plus capital improvements funded by us less impairment write-downs, if any, and excludes capital improvements made from FF&E reserves funded from hotel operations that do not result in increases in owner's priority return or rents. We define net lease investment as historical cost of our properties plus capital improvements funded by us less impairment write-downs, if any. Occupancy: Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy is an important measure of the utilization rate and demand of our hotels. Owner's priority return: Each of our management agreements or leases with hotel operators provides for payment to us of an annual owner's priority return or minimum rent, respectively. Certain of these minimum payment amounts are secured by full or limited guarantees. In addition, certain of our hotel management agreements provide for payment to us of additional amounts to the extent of available cash flows as defined in the management agreement. Payments of these additional amounts are not guaranteed. Each of our agreements with our net lease tenants provides for payment to us of minimum rent. Certain of these minimum payment amounts are secured by full or limited guarantees. Annualized minimum rent amounts represent cash rent amounts due to us and exclude adjustments, if any, necessary to record scheduled rent changes under certain of our leases, the deferred rent obligations payable to us under our leases with TA and the estimated future payments to us under our TA leases for the cost of removing underground storage tanks at our travel centers on a straight line basis or any reimbursement of expenses paid by us. Rent Coverage: We define rent coverage as earnings before interest, taxes, depreciation, amortization and rent, or EBITDAR, divided by the annual minimum rent due to us weighted by the minimum rent of the property to total minimum rents of the net lease portfolio. EBITDAR amounts used to determine rent coverage are generally for the latest twelve-month period reported based on the most recent operating information, if any, furnished by the tenant. Operating statements furnished by the tenant often are unaudited and, in certain cases, may not have been prepared in accordance with GAAP and are not independently verified by us. Tenants that do not report operating information are excluded from the rent coverage calculations. In instances where we do not have financial information for the most recent quarter from our tenants, we have calculated an implied EBITDAR for the 2022 third quarter using industry benchmark data to reflect current operating trends. We believe using this industry benchmark data provides a reasonable estimate of recent operating results and rent coverage for those tenants. Revenue per Available Room: RevPAR represents rooms revenue divided by the total number of room nights available to guests for a given period. RevPAR is an industry metric correlated to occupancy and ADR and helps measure revenue performance over comparable periods. Total Gross Assets: Total gross assets is total assets plus accumulated depreciation. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q3 2022 34 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “will,” “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon our forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS